UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2019

NV5 GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2019, NV5 Global, Inc. (the “Company”) announced that, effective June 6, 2019, Edward Codispoti will become the Company’s Chief Financial Officer and principal financial officer, succeeding Michael Rama. Mr. Codispoti will become an employee of the Company effective June 6, 2019.

Mr. Codispoti, age 48, previously served as Chief Financial Officer of Ilumno Holdings, Ltd. since May 2017 and as CFO of JetSmarter, Inc. from October 2016 to March 2017. He served in various capacities for TradeStation Group, Inc. including CFO from June 2011 to August 2016, Chief Accounting Officer from February 2010 to June 2011 and Corporate Controller and Vice President of Accounting from September 2007 to May 2011. Mr. Codispoti began his career at Arthur Andersen, LLP. He is a Certified Public Accountant and a Member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Codispoti earned his Bachelor of Accounting and Master of Accounting degrees from Florida International University.

Under the terms of an offer letter that Mr. Codispoti entered into in connection with his hiring as Chief Financial Officer of the Company, his base salary will be $310,000 and he is eligible to participate in the Company’s discretionary performance bonus plan under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”), up to 100% of his annual base salary, which in the case of 2019 will be pro-rated. In addition, the offer letter provides that Mr. Codispoti will receive, under the 2011 Plan, an initial grant of 1,000 shares of restricted stock, which will vest in full on the third anniversary of such grant date.

There are no other arrangements or understandings between Mr. Codispoti and any other persons pursuant to which he was selected as the Company’s Chief Financial Officer. Additionally, there are no transactions involving the Company and Mr. Codispoti that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2019

NV5 GLOBAL, INC.

By: /s/ Richard Tong Name: Richard Tong Title: Executive Vice President and General Counsel